Business Acquisitions	12 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Weighted average life (Years)
Business Acquisitions
Fiscal Year 2015 Acquisitions
During fiscal year 2015, we acquired several immaterial businesses in our Mobile and Healthcare segments for total aggregate cash consideration of $47.6 million together with future contingent payments. The future contingent payments may require us to make payments up to $19.9 million as additional consideration contingent upon the achievement of specified objectives, which at closing had an estimated fair value of $17.3 million. In allocating the total purchase consideration for these acquisitions based on preliminary estimated fair values, we recorded $23.4 million of goodwill and $35.8 million of identifiable intangibles assets. Intangible assets acquired included customer relationships and core and completed technology with weighted average useful lives of 6.9 years. The most significant of these acquisitions is treated as an asset purchase, and the goodwill resulting from this acquisition is expected to be deductible for tax purposes.
The fair value estimates for the assets acquired and liabilities assumed for acquisitions completed during fiscal year 2015 were based upon preliminary calculations and valuations, and our estimates and assumptions for each of these acquisitions are subject to change as we obtain additional information during the respective measurement periods (up to one year from the respective acquisition dates). The primary areas of preliminary estimates that were not yet finalized related to certain receivables and liabilities acquired. There were no significant changes to the fair value estimates during the current year.
We have not furnished pro forma financial information related to our current year acquisitions because such information is not material, individually or in the aggregate, to our financial results.
Fiscal Year 2014 Acquisitions
During fiscal year 2014, we acquired several immaterial businesses in our Imaging, Healthcare and Enterprise segments for total aggregate cash consideration of $258.3 million together with future contingent payments. The future contingent payments may require us to make payments up to $13.5 million as additional consideration contingent upon the achievement of specified objectives, which at closing had an estimated fair value of $7.7 million. In addition, there are deferred payment obligations to certain former shareholders, contingent upon their continued employment. These deferred payment obligations, totaling $18.9 million, will be recorded as compensation expense over the applicable employment period, and included in acquisition-related costs, net in our consolidated statements of operations. In allocating the total purchase consideration for these acquisitions based on final estimated fair values, we recorded $139.2 million of goodwill and $134.5 million of identifiable intangibles assets. Intangible assets acquired included customer relationships and core and completed technology with weighted average useful lives of 10.2 years. The majority of these acquisitions are treated as stock purchases, and the goodwill resulting from these acquisitions is not expected to be deductible for tax purposes.
Fiscal Year 2013 Acquisitions
On May 31, 2013, we acquired TGT for total consideration of $83.3 million in cash, including a purchase price adjustment as specified in the asset purchase agreement. TGT provides cloud-based infotainment and communications solutions to the automotive industry. The transaction was structured as an asset acquisition, and therefore the goodwill is expected to be deductible for tax purposes. The results of operations for TGT are included in our Mobile segment from the acquisition date.
On October 1, 2012, we acquired JA Thomas for cash consideration totaling approximately $244.8 million together with a deferred payment of $25.0 million contingent on the continued employment of certain key executives. The deferred payment was recorded as compensation expense over the requisite employment period, and included in acquisition-related costs, net in our consolidated statements of operations. In October 2014, upon completion of the required employment condition, we made a cash payment of $25.0 million to the former shareholders of JA Thomas. JA Thomas provides Clinical Documentation Improvement solutions to hospitals, primarily in the United States, and the results of operations are included in our Healthcare segment from the acquisition date. In accordance with the JA Thomas stock purchase agreement, we reached an agreement with the sellers to treat this transaction as an asset purchase, and therefore the goodwill is expected to be deductible for tax purposes.
During fiscal year 2013, we acquired several other businesses for total purchase consideration of $251.7 million. These acquisitions are not individually material and were made in each of our segments. These acquisitions are treated as stock purchases, and the goodwill resulting from these acquisitions is not expected to be deductible for tax purposes.
The results of operations of these acquisitions have been included in our financial results from the applicable acquisition date. A summary of the final allocation of the purchase consideration for our fiscal year 2013 acquisitions is as follows (dollars in thousands):

	TGT	JA Thomas	Other Fiscal Year 2013 Acquisitions
Purchase consideration:
Cash	$83,330	$244,777	$251,215
Fair value of contingent consideration	—	—	450
Total purchase consideration	$83,330	$244,777	$251,665

Allocation of the purchase consideration:
Cash	$—	$3,555	$18,004
Accounts receivable(a)	8,779	8,310	17,237
Goodwill	42,858	163,863	122,375
Identifiable intangible assets(b)	33,600	71,310	109,383
Other assets	10,330	2,745	31,554
Total assets acquired	95,567	249,783	298,553
Current liabilities	(1,452)	(2,843)	(10,274)
Deferred tax liability	—	(1,474)	(35,557)
Other long term liabilities	(10,785)	(689)	(1,057)
Total liabilities assumed	(12,237)	(5,006)	(46,888)
Net assets acquired	$83,330	$244,777	$251,665

(a)	Accounts receivable have been recorded at their estimated fair values and the fair value reserve was not material.

(b)	The following are the identifiable intangible assets acquired and their respective weighted average useful lives, as determined based on final valuations (dollars in thousands):

	TGT		JA Thomas		Other Fiscal Year 2013 Acquisitions
	Amount	Weighted Average Life (Years)	Amount	Weighted Average Life (Years)	Amount	Weighted Average Life (Years)
Core and completed technology	$7,700	7.0	$3,920	5.0	$33,663	6.6
Customer relationships	25,900	9.0	66,100	11.0	72,188	10.9
Trade names	—	—	1,290	7.0	3,102	6.6
Non-Compete agreements	—	—	—	—	430	2.8
Total	$33,600		$71,310		$109,383